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                                  EXHIBIT 4.1
                                  -----------

                         REGISTRATION RIGHTS AGREEMENT

   THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of December 3, 1998, is entered into by and among Segue Software, Inc., a Delaware corporation (the "Company"), and each Holder (as hereinafter defined) executing a signature page hereto.

   This Agreement is made pursuant to a certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 3, 1998, by and among the Company, SSI Merger Corp., Eventus Software, Inc., a California corporation ("Eventus") and the Principal Stockholders of Eventus. In order to induce the stockholders of Eventus to approve the Merger Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Merger Agreement.

   In consideration of the foregoing, the parties hereby agree as follows:

   Section 1. Definitions.
              -----------

   As used in this Agreement, the following terms shall have the following meanings:

   "Actual Effective Date" shall have the meaning set forth in Section 2(a).
    ---------------------

   "Advice" shall have the meaning set forth in Section 3.
    ------

   "Affiliate" means, with respect to any specified Person, any other Person (i)
    ---------
directly or indirectly controlling (including, but not limited to, all directors and executive officers of such Person), controlled by or under direct or indirect common control with such specified Person, or (ii) that directly or indirectly owns more than 10% of the voting securities of such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

   "Business Day" means a day that is not a Legal Holiday.
    ------------

   "Commission" means the United States Securities and Exchange Commission.
    ----------

   "Common Stock" means the common stock, par value $.01 per share, of the
    ------------
Company.

   "Company" shall have the meaning set forth in the preamble and shall include
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the Company's successors by merger, acquisition, reorganization or otherwise.

   "Controlling Persons" shall have the meaning set forth in Section 5(a).
    -------------------

   "Damages" shall have the meaning set forth in Section 5(a).
    -------

   "Exchange Act" means the Securities Exchange Act of 1934, as amended from
    ------------
time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

   "Holder" means (i) each Person (other than the Company) executing a signature
    ------
page hereto and (ii) each Person (other than the Company) to whom a Holder transfers Shares if such Person acquires such Shares as Registrable Securities.

   "Holders' Counsel" means Fenwick & West LLP, special counsel to the Holders,
    ----------------
or any successor counsel selected by Holders of a majority in interest of the Registrable Securities.

   "Legal Holiday" means a Saturday, Sunday or a day on which banking
    -------------
institutions in New York City, New York, or Boston, Massachusetts, or at such place of payment, are not required to be opened.

   "Merger Agreement" means the Agreement and Plan of Merger, dated as of the
    ----------------
date of this Agreement, by and among the Company, SSI Merger Corp., Eventus and the Principal Stockholders of Eventus, pursuant to which the Shares are being issued, as amended, modified or supplemented from time to time, together with any exhibits, schedules or other attachments thereto.

   "Nasdaq" shall have the meaning set forth in Section 3(j).
    ------

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   "Objection Notice" shall have the meaning set forth in Section 3(a).
    ----------------

   "Objecting Party" shall have the meaning set forth in Section 3(a).
    ---------------

   "Person" means any individual, corporation, partnership, joint venture,
    ------
association, joint-stock company, trust, limited liability company, unincorporated organization, government or other agency, or any political subdivision thereof, or any other entity of whatever nature.

   "Prospectus" means the prospectus included in any Registration Statement
    ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

   "Registrable Securities" means the Shares; provided, however, that any Shares
    ----------------------                    --------  -------
shall cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities are transferred to any Person other than a Holder pursuant to Rule 144 (or any successor rule or similar provision then in effect, but not Rule 144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), or (iii) such Shares shall have ceased to be outstanding.

   "Registration Expenses" shall have the meaning set forth in Section 4.
    ---------------------

   "Securities Act" means the Securities Act of 1933 or any successor statute,
    --------------
and the rules and regulations of the Commission promulgated thereunder.

   "Shares" means fifty percent (50%) of the shares of Common Stock issued to
    ------
all stockholders of Eventus pursuant to the Merger Agreement and shall include any additional shares issued with respect to such shares pursuant to a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

   "Shelf Registration Statement" means a registration statement of the Company
    ----------------------------
on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

   "Suspension Notice" shall have the meaning set forth in Section 3.
    -----------------

   "Suspension Period" shall have the meaning set forth in Section 3.
    -----------------

   "Target Effective Date" means April 30, 1999.
    ---------------------

   "Target Effective Period" shall have the meaning set forth in Section 2(a).
    -----------------------

   "Target Filing Date"  means March 31, 1999.
    ------------------

   Section 2. Shelf Registration.
              ------------------

       (a) Filing; Effectiveness.  Not later than the Target Filing Date, the
           ---------------------
Company shall prepare and file with the Commission a Shelf Registration Statement covering the resale of all of the Registrable Securities. The Company shall use best efforts to cause the Shelf Registration Statement to be declared effective on or before the Target Effective Date and to keep such Shelf Registration Statement continuously effective for a period (the "Target Effective Period") following the date on which such Shelf Registration Statement is declared effective (the "Actual Effective Date"), which Target Effective Period shall be equal to, with respect to each Holder, the period of time between the Actual Effective Date and the date which is 180 days following the Actual Effective Date.

       (b) Supplements; Amendments.  The Company agrees, if necessary, to
           -----------------------
supplement or amend the Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or as requested (which request shall result in the filing of a supplement or amendment) by any Holder of Registrable Securities to which such Shelf Registration Statement relates, and the Company agrees to furnish to the Holders and Holders' Counsel copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

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       (c) Effective Registration.  A registration will not be deemed to have
           ----------------------
been effected as a Shelf Registration Statement unless the Shelf Registration Statement with respect thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided, however, that if after a Shelf
                                     --------  -------
Registration Statement has been declared effective, the offering of Registrable Securities pursuant to such Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume. If a registration requested pursuant to this
Section 2 is deemed not to have been effected, then the Company shall continue to be obligated to effect a registration pursuant to this Section 2.

   Section 3. Registration Procedures.
              -----------------------

   In connection with the obligations of the Company to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection therewith:

       (a) The Company shall prepare and file with the Commission a Shelf Registration Statement on the appropriate form under the Securities Act, which Shelf Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such Shelf Registration Statement to become effective and remain effective in accordance with the provisions of this Agreement; provided, however, that, at least three Business Days prior to
              --------  -------
   filing a Shelf Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Shelf Registration Statement, the Company shall furnish to the Holders of the Registrable Securities covered by such Shelf Registration Statement and Holders' Counsel draft copies of all such documents proposed to be filed, which documents will be subject to the review of Holders' Counsel and the Company will not, unless required by law or this Agreement, file any Shelf Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which Holders holding a majority in interest of the Registrable Securities covered by such Shelf Registration Statement shall object; provided, however, that any such objection to the
                           --------  -------
   filing of any Shelf Registration Statement or amendment thereto or any Prospectus or supplement thereto shall be made by written notice (the "Objection Notice") delivered to the Company no later than two Business Days after the party or parties asserting such objection or their counsel (the "Objecting Party") receives draft copies of the documents that the Company proposes to file. The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Company shall have five Business Days after receipt of the Objection Notice to correct such deficiencies to the satisfaction of the Objecting Party, and will notify each Holder of any stop order issued or threatened by the Commission in connection therewith and shall use its best efforts to prevent the entry of such stop order or, if entered, to have such stop order withdrawn at the earliest possible moment.

       (b) The Company shall promptly prepare and file with the Commission such amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for as long as the Company is required to keep such Shelf Registration Statement effective pursuant to the terms hereof; shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Shelf Registration Statement or amendment thereto or such Prospectus or supplement thereto;

       (c) The Company shall promptly furnish to any Holder of Registrable Securities included in a Shelf Registration Statement, without charge, such number of conformed copies of such Shelf Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as any such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder.

       (d) The Company shall, on or prior to the date on which a Shelf Registration Statement is declared effective, (i) use its best efforts to register or qualify the Registrable Securities covered by such Shelf Registration Statement under the securities or "blue sky" laws of each of the 50 states of the United States or obtain appropriate exemptions therefrom;
   (ii) do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities included in such Shelf Registration Statement to consummate the disposition of such Registrable Securities in

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

   accordance with their intended method of disposition thereof; (iii) use its best efforts to keep each such state securities or "blue sky" registration or qualification (or exemption therefrom) effective during the period in which the Company is required to keep such Shelf Registration Statement effective; and (iv) do any and all other acts or things which may be necessary or advisable to enable the Holders of Registrable Securities included in such Shelf Registration Statement to complete the disposition in such jurisdictions of such Registrable Securities in accordance with their intended method of disposition thereof; provided, however, that the Company
                                           --------  -------
   shall not be required (x) to qualify to do business in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(d) or
   (y) to file any general consent to service of process.

       (e) The Company shall use its best efforts to cause the Registrable Securities covered by a Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holders to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition thereof.

       (f) The Company shall promptly notify each Holder of Registrable Securities included in a Shelf Registration Statement and Holders' Counsel
   (i) when such Shelf Registration Statement or a Prospectus or any post-effective amendment or any Prospectus supplement has been filed and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to such Shelf Registration Statement and Prospectus or for additional information after such Shelf Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the registration or qualification or exemption from registration or qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (v) of the happening of any event which makes any statement of a material fact made in such Shelf Registration Statement or related Prospectus untrue or which requires the making of any changes in such Shelf Registration Statement or Prospectus so that such Shelf Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, as promptly as practicable thereafter, prepare and file an amendment to such Shelf Registration Statement with the Commission and furnish to any such Holders a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

       (g) The Company shall promptly use its best efforts to prevent the issuance of any order suspending the effectiveness of a Shelf Registration Statement, and, if any such order suspending the effectiveness of a Shelf Registration Statement is issued, shall promptly use its best efforts to obtain the withdrawal of such order at the earliest possible moment.

       (h) The Company shall cooperate with the Holders of Registrable Securities included in a Shelf Registration Statement to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing Registrable Securities sold under such Shelf Registration Statement to the purchasers thereof, and enable such Registrable Securities to be in such denominations and registered in such names as such Holders may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Shelf Registration Statement a supply of such certificates.

       (i) Initial Sale Period; Additional Sale Period.  For a period of thirty
           -------------------------------------------
(30) days in which the Registration Statement is effective after the Actual Effective Date of the Registration Statement (the "Initial Sale Period"), each
                                                   -------------------
Holder will be entitled to sell Registrable Securities under such Registration Statement representing up to fifty percent (50%) of the Common Stock issued to such Holder pursuant to the Merger Agreement. At the end of the Initial Sale Period the Company shall determine the total number of Registrable Securities which remain unsold by the Holders, and shall within five (5) business days after expiration of the Initial Sale Period, give written notice ("Request
                                                                   -------
Notice") to all Holders advising the Holders that additional Registrable
------
Securities remain unsold. The Holders will be entitled to sell under such Registration Statement any additional Registrable Securities held by such Holders during the Additional Sale Period (as defined below), by sending written notice to the Company within five (5) business days after delivery to such Holder of the Request Notice advising the Company of the number of shares of Registrable Securities that such Holder desires to sell (the "Additional Sale
                                                              ---------------
Notice"); provided that to the extent that the Registrable Securities timely
------    --------
requested by the Holders to be sold during the Additional Sale Period exceeds the Registrable Securities which remain unsold, then the Registrable Securities that may be sold in the Additional Sale Period shall be reduced and allocated among the Holders of Registrable Securities who have timely sent an Additional Sale Notice to the Company (each, a

"Participating Holder") on a pro rata basis according to the Registrable
-----------------------
Securities then held by each such Participating Holder (the "Participating
                                                             -------------
Shares"). Within five (5) business days after the date upon which the Additional
------
Sale Notice is required to be sent to the Company, the Company shall send a written notice to all Participating Holders notifying them of the number of Participating Shares each will be entitled to sell during the Additional Sale Period (the "Participation Notice"). The Additional Sale Period shall mean the
             --------------------
period from date of the Participation Notice to a date on which there has elapsed a total of thirty days for which the Registration Statement has been effective and such Participating Holders could have sold shares thereunder. The Holders agree that from the period after the end of the Initial Sale Period to the start of the Additional Sale Period they will not sell any Registrable Securities held by them. Promptly after the end of such Additional Sale Period, the Company shall notify each Holder in writing of the end of such period, and thereafter each Holder shall be entitled to sell such Holder's pro rata share of all the Registrable Securities which remain unsold by the Holders as determined according to the Registrable Securities then held by such Holders.

       (j) The Company shall use its best efforts to cause the Registrable Securities included in a Shelf Registration Statement (if the Company and the Registrable Securities so qualify) (i) to be listed on each national securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) if similar securities issued by the Company are not then listed, to be authorized for listing or quotation, as applicable, on the New York Stock Exchange or The Nasdaq Stock Market, Inc.'s ("Nasdaq") National Market.

       (k) The Company shall, during the period when the Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

   Each Holder of Registrable Securities included in a Shelf Registration Statement, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 3(f), shall forthwith discontinue disposition of the Registrable Securities pursuant to such Shelf Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or until such Holder is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided,
                                                                      --------
however, that (i) the Company shall not give a Suspension Notice until after the
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Shelf Registration Statement has been declared effective and shall not give more than six Suspension Notices during any period of twelve consecutive months, (ii) in no event shall the period from the date on which any such Holder receives a Suspension Notice to the date on which any such Holder receives either the
Advice or copies of the supplemented or amended Prospectus contemplated by
Section 3(f) (the "Suspension Period") exceed 30 days, and (iii) in no event
                   -----------------
shall the Company give more than two consecutive Suspension Notices without allowing for a period of at least 30 days in which the disposition of the Registrable Securities is permitted prior to issuing of any further Suspension Notices. In the event that the Company shall give any Suspension Notice, (i) the Company shall use its best efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable and (ii) the time periods for which a Shelf Registration Statement is required to be kept effective pursuant to Section 2 hereof shall be extended by the number of days during the Suspension Period.

   Section 4. Registration Expenses. Any and all expenses incident to the
              ---------------------
Company's performance of or compliance with this Agreement, including without limitation, all Commission and securities exchange, Nasdaq filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, all expenses for printing any Shelf Registration Statement, any Prospectus and any amendments or supplements thereto, the fees and expenses of the Company incurred in connection with the listing of the Registrable Securities, and the fees and disbursements of counsel for the Company (and of one special counsel for the Holders up to $15,000) and of the independent certified public accountants of the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not the Shelf Registration Statement to which such expenses relate becomes effective.

   Section 5. Indemnification and Contribution.
              --------------------------------

       (a) Indemnification by the Company.  The Company agrees to indemnify and
           ------------------------------
hold harmless, to the full extent permitted by law, each Holder, its partners, members, officers, directors, trustees, stockholders, employees, agents and investment advisers, and each Person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, together with the partners, members, officers, directors, trustees, stockholders, employees, agents and investment advisors of such controlling Person (collectively, the "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including, without limitation, any legal or other fees and expenses incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Damages") to which such Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and any such Controlling Person, may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Shelf Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable
                      --------  -------
for Damages to any Holder under this Section 5(a) to the extent that any such Damages (i) arise out of or are based upon any such untrue statement or omission which is based upon information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any such Shelf Registration Statement (or any amendment thereto) or Prospectus (or amendment or supplement thereto); or (ii) were caused by the fact that such Holder knowingly sold Securities to a Person as to whom it shall be established that there was not sent or given, or deemed sent or given pursuant to Rule 153 under the Securities Act, at the time of or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if, (a) the Company has previously furnished copies of such amended or supplemented Prospectus to such Holder and (b) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was corrected in such amended or supplemented Prospectus.

       (b) Indemnification by the Holders.  In connection with any Shelf
           ------------------------------
Registration Statement in which a Holder is participating, each such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against all Damages to the same extent as the foregoing indemnity from the Company to such Holder, but only to the extent such Damages arise out of or are based upon any untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto) or are caused by any omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, which untrue statement or omission is based upon information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any such Shelf Registration Statement (or any amendment thereto) or any such Prospectus (or any amendment or supplement thereto); provided, however, that such Holder shall not be obligated to provide such
--------  -------
indemnity to the extent that such Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Shelf Registration Statement or Prospectus on the basis of corrected or supplemental information furnished in writing to the Company by such Holder expressly for such purpose. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

       (c) Indemnification Procedures.  In case any proceeding (including any
           --------------------------
governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure of an indemnified party to notify the indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability (i) which it may have pursuant to this Agreement if the indemnifying party is not substantially prejudiced by such failure to so notify it or (ii) which it may have otherwise than pursuant to this Agreement. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, or (iii) (A) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or an Affiliate of such indemnified party and any indemnifying party or an Affiliate of such indemnifying party, (B) there may be one or more defenses available to such indemnified party or such Affiliate of such indemnified party that are different from or additional to those available to any indemnifying party or such Affiliate of any indemnifying party and (C) such indemnified party shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified party or such Affiliate of such indemnified party and any indemnifying party or such Affiliate of any indemnifying party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld) but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of any indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding with no payment by such indemnified party of consideration.

       (d) Contribution.  If the indemnification from the indemnifying party
           ------------
provided for in this Section 5 is found, pursuant to a final judicial determination not subject to appeal, to be unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any legal or other expenses reasonably incurred by such party in connection with any investigation or proceeding.

   The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata
                                                              --- ----
allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no selling Holder shall be required to contribute any amount in excess of the amount by which the total net proceeds received by such selling Holder with respect to Registrable Securities sold by such selling Holder exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. Each Holder's obligation to contribute pursuant to this Section 5(d) is several and not joint and shall be determined by reference to the proportion that the net proceeds of the offering received by such Holder bears to the total net proceeds of the offering received by all the Holders. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

   If indemnification is available under this Section 5, the indemnifying party shall indemnify each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this
Section 5(d).

   Section 6. Rule 144. The Company covenants that it will file any reports
              --------
required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of the Registrable Securities pursuant to Rule 144 under the Securities
Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any successor rule or similar provision hereafter adopted by the Commission.

   Section 7. Rule 144A. The Company covenants that it will file all reports
              ---------
required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or if the Company is not required to file such reports, it will, upon the request of any Holder, make available other information so long as necessary to permit sales of the Registrable Securities pursuant to Rule 144A under the Securities Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144A, as such rule may be amended from time to time, or (b) any successor rule or similar provision hereafter adopted by the Commission.

   Section 8. Miscellaneous.
              -------------

       (a) No Inconsistent Agreements.  The Company has not entered into nor
           --------------------------
will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with, and are not inconsistent with, the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements. The Company may grant registration rights that would permit any Person the right to piggy-back or may itself exercise its right to piggy-back, on any Shelf Registration Statement.

       (b) Amendments and Waivers.  The provisions of this Agreement, including
           ----------------------
the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of Shares which are affected by such amendment, modification, supplement, waiver or consent.

       (c) Notices.  All notices and other communications provided for or
           -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier, registered or certified mail (return receipt requested), postage prepaid or courier to the parties at their respective addresses set forth on the signature pages hereof (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof).

   All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; by confirmed receipt of transmission, if telecopied; and on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery.

       (d) Successors and Assigns.  This Agreement shall inure to the benefit of
           ----------------------
and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

       (e) Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       (f) Headings.  The headings in this Agreement are for convenience of
           --------
reference only and shall not limit or otherwise affect the meaning hereof.

       (g) Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of Delaware without regard to principles or rules of conflicts of law.

       (h) Severability.  In the event that any one or more of the provisions
           ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

       (i) Entire Agreement.  This Agreement is intended by the parties as a
           ----------------
final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement and the Merger Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

       (j) Further Assurances.  Each party shall cooperate and take such action
           ------------------
as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

       (k) Remedies.  In the event of a breach or a threatened breach by any
           --------
party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that remedies at law for violations hereof including monetary damages, are inadequate and that the right to object in any action for specific performance or injunctive relief hereunder on the basis that a remedy at law would be adequate is waived.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                    SEGUE SOFTWARE, INC.


                                    By:/s/ Stephen B. Butler
                                       ------------------------------
                                    Name: Stephen B. Butler
                                    Title:  Chief Executive Officer


                                    Notice Information:
                                       Segue Software, Inc.
                                       201 Spring Street
                                       Lexington, MA 02421
                                       Attn:  Mr. Stephen B. Butler
                                       Facsimile: 781-402-1099

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE

For individuals:                    Edan Kabatchnik
                                    -------------------------------
                                    [Print Name]


                                    /s/ Edan Kabatchnik
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:
                                    -------------------------------
                                    [Print Name]



                                    -------------------------------
                                    [Signature]



For entities:                       SQRIBE Technologies Corp.
                                    -------------------------------
                                    [Print Name]


                                    By:/s/ Ofir Kedar
                                       ----------------------------
                                    Name: Ofir Kedar
                                    Title: Chief Executive Officer


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Mike Burkland
                                    -------------------------------
                                    [Print Name]


                                    /s/ Mike Burkland
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Tom Burkland
                                    -------------------------------
                                    [Print Name]


                                    /s/ Tom Burkland
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Kevin Edwards
                                    -------------------------------
                                    [Print Name]



                                    /s/ Kevin Edwards
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Bill Fry
                                    -------------------------------
                                    [Print Name]


                                    /s/ Bill Fry
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Michael Funk
                                    -------------------------------
                                    [Print Name]


                                    /s/ Michael Funk
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Nasreen Husain
                                    -------------------------------
                                    [Print Name]


                                    /s/ Nasreen Husain
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Ben King
                                    -------------------------------
                                    [Print Name]


                                    /s/ Ben King
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Eduard Klinkovich
                                    -------------------------------
                                    [Print Name]


                                    /s/ Eduard Klinkovich
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Chris Kocher
                                    -------------------------------
                                    [Print Name]


                                    /s/ Chris Kocher
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:
                                    -------------------------------
                                    [Print Name]


                                    -------------------------------
                                    [Signature]



For entities:                       Levinger & Associates
                                    -------------------------------
                                    [Print Name]


                                    By:  /s/ Jeffrey E. Levinger
                                         --------------------------
                                    Name: Jeffrey E. Levinger
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Brian Perry
                                    -------------------------------
                                    [Print Name]


                                    /s/ Brian Perry
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    David Shen
                                    -------------------------------
                                    [Print Name]


                                    /s/ David Shen
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Kerry Smith
                                    -------------------------------
                                    [Print Name]


                                    /s/ Kerry Smith
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Troy Terry
                                    -------------------------------
                                    [Print Name]


                                    /s/ Troy Terry
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Charmen Weidenbach
                                    -------------------------------
                                    [Print Name]


                                    /s/ Charmen Weidenbach
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Steve Weiss
                                    -------------------------------
                                    [Print Name]


                                    /s/ Steve Weiss
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:
                                    -------------------------------
                                    [Print Name]


                                    -------------------------------
                                    [Signature]



For entities:                       Amisil Holdings Limited
                                    -------------------------------
                                    [Print Name]


                                    By:/s/ Amit Choudhury
                                       ----------------------------
                                    Name: Amit Choudhury
                                    Title: Sr. Vice President


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Dave DeWalt
                                    -------------------------------
                                    [Print Name]


                                    /s/ Dave DeWalt
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Arti Bhargava
                                    -------------------------------
                                    [Print Name]


                                    /s/ Arti Bhargava
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:
                                    -------------------------------
                                    [Print Name]


                                    -------------------------------
                                    [Signature]



For entities:                       Fenwick & West LLP
                                    -------------------------------
                                    [Print Name]


                                    By:/s/ Mark C. Stevens
                                       ----------------------------
                                    Name:   Mark C. Stevens
                                    Title: Partner


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:                    Mark C. Stevens
                                    -------------------------------
                                    [Print Name]


                                    /s/ Mark C. Stevens
                                    -------------------------------
                                    [Signature]



For entities:
                                    -------------------------------
                                    [Print Name]


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:
                                    -------------------------------
                                    [Print Name]


                                    -------------------------------
                                    [Signature]



For entities:                       Sumitomo Corporation
                                    -------------------------------
                                    [Print Name]


                                    By:/s/ Kazuyuki Inoue
                                       ----------------------------
                                    Name: Kazuyuki Inoue
                                    Title: General Manager
                                       Information Electronics Division


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:
                                    -------------------------------
                                    [Print Name]



                                    -------------------------------
                                    [Signature]



For entities:                       Sumisho Datacom, Inc.
                                    -------------------------------
                                    [Print Name]


                                    By:/s/ Eiichi Takaya
                                    -------------------------------
                                    Name: Eiichi Takaya
                                    Title: President


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE



For individuals:
                                    -------------------------------
                                    [Print Name]


                                    -------------------------------
                                    [Signature]



For entities:                       Sumtronics Inc.
                                    -------------------------------
                                    [Print Name]


                                    By:/s/ Takehiko Kimoto
                                       ----------------------------
                                    Name: Takehiko Kimoto
                                    Title: CEO


                                    Notice Information:
                                       c/o Eventus Software Inc.
                                       220 Sansome Street, 3rd Floor
                                       San Francisco, CA  94104
                                       Attention:  Mr. Michael Burkland
                                       Facsimile:  415-477-3737